EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JANUARY 30, 2017 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2016, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information of EQ Advisors Trust (“Trust”) dated May 1, 2016, as supplemented. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the AXA Global Equity Managed Volatility Portfolio (“Portfolio”).

Information Regarding

AXA Global Equity Managed Volatility Portfolio

Effective January 30, 2017, Samuel Rhee no longer serves as a member of the team that is jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio.

References to Samuel Rhee contained in the sections of the Prospectus entitled “AXA Global Equity Managed Volatility Portfolio – Class IA, IB and K Shares – Who Manages the Portfolio – Sub-Adviser: Morgan Stanley Investment Management, Inc. – Portfolio Managers” and “Management of the Trust – The Sub-Advisers – Morgan Stanley Investment Management, Inc.” are hereby deleted in their entirety.

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References to Samuel Rhee, contained in the section of the Statement of Additional Information entitled “Appendix C – Portfolio Manager Information” with respect to the Portfolio are hereby deleted in their entirety.